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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 27, 2005

                        Farmers & Merchants Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Ohio                           000-14492               34-1469491
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

         307-11 N. Defiance,                Archbold, Ohio         43502
----------------------------------------    --------------      -----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(C) under the exchange Act (17-CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 27, 2005, James Burkhart, Senior Vice President of Operations and Information Technology, an executive officer of the Company, entered into Change of Control Agreement (the "Control Agreement") with the Company. Mr. Burkhart joined the Company in June. The Control Agreement provides for the payment of "One Year of Compensation", along with the continuation of certain insurance benefits, in the event the respective executive officer is terminated or resigns under certain circumstances related to a "Change in Control" of the Company. The terms "Change in Control" and "One Year of Compensation" are each defined under the Control Agreement, an executed copy of which is provided herewith as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective July 18, 2005 Dr. Betty K. Young was appointed a director of the Company. Dr. Young replaced director Jerry Boyers who had reached mandatory retirement age. Dr. Young is President of Northwest State Community College. She holds a doctorate degree from Ohio University, and both a law degree and a LL.M. (post doctorate) in Business Law from Capital University Law School. She is licensed to practice law in Ohio and West Virginia. At this time, it is expected that Ms. Young will serve on the Corporate Governance Committee of the Board of Directors.

Dr. Young also serves on many non-profit organization boards. The Company feels she will be a wonderful addition to the Board.

Mr. Boyers' retirement from the Board was also effective July 18, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with or incorporated by reference into the Current Report on 8-K:

Number      Exhibit

10.1 Change in Control Agreement executed by and between the Company and James Burkhart on June 27, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

      Dated: July 20, 2005

                                           /s/ Paul S. Siebenmorgen
                                           -----------------------------------
                                           Paul S. Siebenmorgen
                                           President & Chief Executive Officer

                                           /s/ Barbara J. Britenriker
                                           -----------------------------------
                                           Barbara J. Britenriker
                                           Executive Vice President &
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)

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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibit
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
10.1        Change of Control Agreement